 Exhibit 99.1

NEWS RELEASE

CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2015 THIRD QUARTER AND
NINE-MONTH RESULTS

-- Strong Momentum Continues; Business Outlook Favorable --

LOS ANGELES, CA –February 9, 2015 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2015 third quarter ended December 31, 2014 – reflecting continued sales growth and profitability.

Net sales for the fiscal 2015 third quarter increased 28.1 percent to $84.0 million from $65.6 million for the same period a year earlier.  On an adjusted basis, net sales climbed 29.7 percent to $85.0 million from $65.6 million in fiscal 2014.  The company’s sales performance for the fiscal 2015 third quarter and year-to-date period reflects the benefits of recognizing net core revenue of $12.6 million that was previously deferred, as well as increased contributions from wheel hubs and the company’s emerging master cylinder business that commenced in late July 2014.

Net income for the quarter was $2.9 million, or $0.16 per diluted share, compared with net income of $1.1 million, or $0.07 per diluted share, a year ago – reflecting a 22.0 percent increase in the diluted weighted average number of shares outstanding in the fiscal 2015 period.

Adjusted net income for the fiscal 2015 third quarter increased 36.1 percent to $8.0 million, or $0.43 per diluted share, from $5.9 million, or $0.38 per diluted share, the same period a year earlier -- excluding certain expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below.

Gross profit was $24.4 million compared with $21.9 million a year earlier. Gross profit as a percentage of sales for the fiscal 2015 third quarter was 29.1 percent compared with 33.4 percent a year earlier, primarily due to changes in the mix of products sold and ramp-up and related costs associated with new business that commenced in the fiscal 2015 fourth quarter.

Adjusted gross profit was $25.3 million compared with $21.9 million a year ago, representing a 15.2 percent increase.  Adjusted gross profit as a percentage of sales for the three months was 29.7 percent compared with 33.4 percent a year earlier.

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Motorcar Parts of America, Inc.
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Net sales for the fiscal 2015 nine-month period increased 19.7 percent to $217.8 million from $182.0 million for the same period a year earlier.  On an adjusted basis, net sales increased 25.3 percent to $229.8 million from $183.4 million in fiscal 2014.

Net income for the nine months was $8.4 million, or $0.49 per diluted share, compared with net income of $104.3 million, or $6.98 per diluted share, a year ago – reflecting the fiscal 2014 period impact of $100.9 million income from discontinued operations, as well as a 15.1 percent increase in the diluted weighted average number of shares outstanding in the fiscal 2015 nine-month period.

Adjusted net income for the fiscal 2015 nine-month period increased 58.4 percent to $22.9 million, or $1.33 per diluted share, from $14.5 million, or $0.97 per diluted share, for the same period a year earlier -- excluding certain expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below.

Gross profit was $60.7 million compared with $57.6 million a year earlier. Gross profit as a percentage of sales for the fiscal 2015 nine-month period was 27.9 percent compared with 31.7 percent a year earlier.

Adjusted gross profit as a percentage of sales for the nine months was 31.7 percent compared with 32.2 percent a year earlier.  Adjusted gross profit was $72.9 million compared with $59.0 million a year ago, representing a 23.6 percent increase.

“Results for the quarter, while strong, were impacted by expenses related to the ramp up for new business that commenced in the current fourth quarter. We are well-positioned across expanding product lines, supported by new business wins, an aging vehicle population, lower fuel costs and positive operating synergies, as we complete our fiscal year and begin another.  Our team is passionate about building shareholder value through superior product quality and exemplary customer service levels,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

Use of Non-GAAP Measures

We define adjusted net income (loss) as net income (loss) adjusted for certain items related to the company’s discontinued subsidiaries, as well as financing, consulting and other fees.  We define Adjusted EBITDA as adjusted net income (loss), plus interest expense, income tax expense and depreciation and amortization.  Adjusted net income (loss) does not reflect many items that affect the company’s net income (loss), including many items related to company’s discontinued subsidiaries.  Adjusted EBITDA does not reflect the impact of a number of items that affect the company’s net income, including financing costs and matters related to the company’s discontinued subsidiaries.  Adjusted EBITDA and adjusted net income (loss) are not measures of financial performance under GAAP, and should not be considered as alternatives to net income or income from operations as a measure of liquidity.  Adjusted EBITDA and adjusted net income (loss) have significant limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP.  For a reconciliation of Adjusted EBITDA and adjusted net income (loss) to net income (loss) see the financial tables included in the press release.

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Motorcar Parts of America, Inc.
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Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time today through 8:59 p.m. Pacific time on Monday, February 16, 2015 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 77062146

About Motorcar Parts of America, Inc. is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters, wheel hub assembly products and brake master cylinders utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with production facilities located in California, Mexico, Malaysia and China, and administrative offices located in California, Tennessee, Mexico, Singapore and Malaysia.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2014 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013

Net sales	$83,992,000	$65,568,000	$217,807,000	$181,987,000
Cost of goods sold	59,564,000	43,642,000	157,143,000	124,342,000
Gross profit	24,428,000	21,926,000	60,664,000	57,645,000
Operating expenses:
General and administrative	12,628,000	9,580,000	27,832,000	27,918,000
Sales and marketing	2,281,000	1,905,000	5,944,000	5,779,000
Research and development	601,000	452,000	1,662,000	1,399,000
Total operating expenses	15,510,000	11,937,000	35,438,000	35,096,000
Operating income	8,918,000	9,989,000	25,226,000	22,549,000
Interest expense, net	3,165,000	6,524,000	9,917,000	15,112,000
Income from continuing operations before income tax expense	5,753,000	3,465,000	15,309,000	7,437,000
Income tax expense	2,826,000	2,317,000	6,958,000	4,022,000
Income from continuing operations	2,927,000	1,148,000	8,351,000	3,415,000
Income from discontinued operations	-	-	-	100,877,000

Net income	$2,927,000	$1,148,000	$8,351,000	$104,292,000

Basic net income per share from continuing operations	$0.16	$0.08	$0.51	$0.24
Basic net income per share from discontinued operations	-	-	-	6.95
Basic net income per share	$0.16	$0.08	$0.51	$7.19

Diluted net income per share from continuing operations	$0.16	$0.07	$0.49	$0.23
Diluted net income per share from discontinued operations	-	-	-	6.75
Diluted net income per share	$0.16	$0.07	$0.49	$6.98
Weighted average number of shares outstanding:
Basic	17,921,682	14,618,930	16,331,168	14,513,864
Diluted	18,822,664	15,429,756	17,206,069	14,944,937

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	December 31, 2014	March 31, 2014
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$76,718,000	$24,599,000
Short-term investments	639,000	521,000
Accounts receivable — net	-	22,283,000
Inventory— net	58,531,000	47,246,000
Inventory unreturned	8,046,000	7,534,000
Deferred income taxes	19,083,000	18,767,000
Prepaid expenses and other current assets	3,613,000	4,316,000
Total current assets	166,630,000	125,266,000
Plant and equipment — net	11,767,000	11,025,000
Long-term core inventory — net	153,648,000	143,476,000
Long-term core inventory deposits	31,571,000	29,375,000
Long-term deferred income taxes	3,284,000	2,614,000
Intangible assets — net	2,734,000	3,244,000
Other assets	4,027,000	3,853,000
TOTAL ASSETS	$373,661,000	$318,853,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$60,472,000	$59,509,000
Accrued liabilities	9,101,000	8,316,000
Customer finished goods returns accrual	16,973,000	16,251,000
Revolving loan	-	10,000,000
Other current liabilities	3,949,000	1,270,000
Current portion of term loan	7,843,000	7,843,000
Total current liabilities	98,338,000	103,189,000
Term loan, less current portion	74,052,000	79,434,000
Deferred core revenue	-	15,065,000
Other liabilities	14,036,000	11,529,000
Total liabilities	186,426,000	209,217,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 50,000,000 shares authorized; 17,960,098 and 15,067,645 shares issued and outstanding at December 31, 2014 and March 31, 2014, respectively	180,000	151,000
Additional paid-in capital	190,556,000	120,553,000
Accumulated other comprehensive loss	(1,661,000)	(877,000)
Accumulated deficit	(1,840,000)	(10,191,000)
Total shareholders' equity	187,235,000	109,636,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$373,661,000	$318,853,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the three and nine months ended December 31, 2014 and 2013. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and nine months ended December 31, 2014 and 2013 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three Months Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013
GAAP Results:
Net sales	$83,992,000	$65,568,000	$217,807,000	$181,987,000
Net income	2,927,000	1,148,000	8,351,000	104,292,000
Diluted income per share (EPS)	0.16	0.07	0.49	6.98
Gross margin	29.1%	33.4%	27.9%	31.7%
Non-GAAP Adjusted Results:
Non-GAAP adjusted net sales	$85,047,000	$65,568,000	$229,849,000	$183,399,000
Non-GAAP adjusted net income	8,048,000	5,912,000	22,939,000	14,480,000
Non-GAAP adjusted diluted earnings per share (EPS)	0.43	0.38	1.33	0.97
Non-GAAP adjusted gross margin	29.7%	33.4%	31.7%	32.2%
Non-GAAP adjusted EBITDA	16,975,000	14,081,000	49,387,000	37,479,000

Note: Results for the three and nine months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $3,892,000 gross profit and EBITDA impact).

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three Months Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013
Net sales, as reported	$83,992,000	$65,568,000	$217,807,000	$181,987,000
Adjustments:
Net sales
Customer allowance - cost of new business	-	-	442,000	125,000
Inventory purchases, returns and stock adjustment accruals related to new product lines and new business	1,055,000	-	11,600,000	1,287,000
Adjusted net sales	$85,047,000	$65,568,000	$229,849,000	$183,399,000

Note: Results for the three and nine months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred.

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three Months Ended December 31,
	2014		2013
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income, as reported	$2,927,000	$0.16	$1,148,000	$0.07
Adjustments:
Net sales
Stock adjustment accruals related to new business	1,055,000	$0.06
Cost of goods sold
Lower of cost or market revaluation - cores on customers' shelves	302,000	$0.02
Cost of stock adjustment accruals related to new business	(518,000)	$(0.03)
Operating expenses
Disc. subsidiaries legal, severance and other costs	3,140,000	$0.17	478,000	$0.03
Share-based compensation expense	599,000	$0.03	309,000	$0.02
Mark-to-market losses (gains)	2,862,000	$0.15	2,630,000	$0.17
Interest
Write-off of prior deferred loan fees			2,809,000	$0.18
Tax effected at 39% tax rate (a)	(2,319,000)	$(0.12)	(1,462,000)	$(0.09)
Adjusted net income	$8,048,000	$0.43	$5,912,000	$0.38

(a)	Tax effect at 39% of the income from continuing operations before income tax expense (reflecting the adjustments)

Note: Results for the three months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $0.11 earnings per share impact).

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Nine Months Ended December 31,
	2014		2013
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income, as reported	$8,351,000	$0.49	$104,292,000	$6.98
Adjustments:
Income from discontinued operations	-		(100,877,000)	$(6.75)
Net sales
Customer allowance - cost of new business	442,000	$0.03	125,000	$0.01
Inventory purchases, returns and stock adjustment accruals related to new product lines and new business	11,600,000	$0.67	1,287,000	$0.09
Cost of goods sold
New product line start-up costs	189,000	$0.01
Lower of cost or market revaluation - cores on customers' shelves	1,033,000	$0.06
Cost of returns and stock adjustment accruals related to new product lines and new business	(983,000)	$(0.06)	(354,000)	$(0.02)
Discontinued subsidiaries costs	-		325,000	$0.02
Operating expenses
Disc. subsidiaries legal, severance and other costs	5,053,000	$0.29	3,386,000	0.23
Share-based compensation expense	1,697,000	$0.10	550,000	$0.04
Mark-to-market losses (gains)	3,265,000	$0.19	7,424,000	$0.50
Disc. subsidiaries sales and marketing expenses	-		21,000	$0.001
Consulting fees, research and development	-		75,000	$0.01
Interest
Disc. subsidiaries supplier revolving credit line interest and write-off of prior deferred loan fees	-		3,462,000	$0.23
Tax effected at 39% tax rate (a)	(7,708,000)	$(0.45)	(5,236,000)	$(0.35)
Adjusted net income	$22,939,000	$1.33	$14,480,000	$0.97

(a)	Tax effect at 39% of the income from continuing operations before income tax expense (reflecting the adjustments)

Note: Results for the nine months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $0.12 earnings per share impact).

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three Months Ended December 31,
	2014		2013
	$	Gross Margin	$	Gross Margin
GAAP gross profit, as reported	$24,428,000	29.1%	$21,926,000	33.4%
Adjustments:
Net sales
Stock adjustment accruals related to new business	1,055,000
Cost of goods sold
Lower of cost or market revaluation - cores on customers' shelves	302,000
Cost of stock adjustment accruals related to new business	(518,000)
Total adjustments	839,000	0.6%	-
Adjusted gross profit	$25,267,000	29.7%	$21,926,000	33.4%

Note: Results for the three months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $3,892,000 gross profit impact and 0.2% gross margin impact).

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Nine Months Ended December 31,
	2014		2013
	$	Gross Margin	$	Gross Margin
GAAP gross profit, as reported	$60,664,000	27.85%	$57,645,000	31.7%
Adjustments:
Net sales
Customer allowance - cost of new business	442,000		125,000
Inventory purchases, returns and stock adjustment accruals related to new product lines and new business	11,600,000		1,287,000
Cost of goods sold
New product line start-up costs	189,000
Lower of cost or market revaluation - cores on customers' shelves	1,033,000
Cost of returns and stock adjustment accruals related to new product lines and new business	(983,000)		(354,000)
Discontinued subsidiaries costs	-		325,000
Total adjustments	12,281,000	3.88%	1,383,000	0.5%
Adjusted gross profit	$72,945,000	31.74%	$59,028,000	32.2%

Note: Results for the nine months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $3,892,000 gross profit impact and (0.1%) gross margin impact).

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three Months Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013
GAAP net income, as reported	$2,927,000	$1,148,000	$8,351,000	$104,292,000
Income from discontinued operations				(100,877,000)
Interest expense, net	3,165,000	6,524,000	9,917,000	15,112,000
Income tax expense	2,826,000	2,317,000	6,958,000	4,022,000
Depreciation and amortization	617,000	675,000	1,865,000	2,091,000
EBITDA, as reported	$9,535,000	$10,664,000	$27,091,000	$24,640,000

Adjustments:
Net sales
Customer allowance - cost of new business	-		442,000	125,000
Inventory purchases, returns and stock adjustment accruals related to new product lines and new business	1,055,000		11,600,000	1,287,000
Cost of goods sold
New product line start-up costs			189,000
Lower of cost or market revaluation - cores on customers' shelves	302,000		1,033,000
Cost of returns and stock adjustment accruals related to new product lines and new business	(518,000)		(983,000)	(354,000)
Discontinued subsidiaries costs	-			325,000
Operating expenses
Disc. subsidiaries legal, severance and other costs	3,140,000	478,000	5,053,000	3,386,000
Share-based compensation expense	599,000	309,000	1,697,000	550,000
Mark-to-market losses (gains)	2,862,000	2,630,000	3,265,000	7,424,000
Disc. subsidiaries sales and marketing expenses	-			21,000
Consulting fees, research and development	-			75,000
Adjusted EBITDA	$16,975,000	$14,081,000	$49,387,000	$37,479,000

Note: Results for the three and nine months ended December 31, 2014 include recognition of net revenue related to cores of $12,625,000, which was previously deferred (which has a $3,892,000 EBITDA impact).